                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06702

                         INTERNATIONAL EQUITY PORTFOLIO
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (410) 895-5000
                                                            --------------
                             Daniel O. Hirsch, Esq.
                         International Equity Portfolio
                      One South Street, Baltimore, MD 21202
                      -------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31/03

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder International Equity Fund

Classes A, B, C and Investment

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder International Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

International Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder International Equity Fund	Nasdaq Symbol	CUSIP Number
Class A	DBAIX	81111R 502
Class B	DBBIX	81111R 601
Class C	DBCIX	81111R 700
Investment Class	BTEQX	81111R 809

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder International Equity Fund	6-Month**	1-Year	3-Year	5-Year	10-Year
Class A(a)	-1.19%	-18.51%	-19.00%	-8.71%	5.11%
Class B(a)	-1.51%	-19.16%	-19.62%	-9.40%	4.32%
Class C(a)	-1.66%	-19.20%	-19.62%	-9.40%	4.32%
Investment Class+	-1.22%	-18.61%	-19.00%	-8.71%	5.11%
MSCI EAFE Index++	1.81%	-16.27%	-15.49%	-5.52%	1.98%

Sources: Lipper Inc. and Deutsche Asset Management Inc.
** Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class
Net Asset Value: 4/30/03	$ 7.90	$ 7.85	$ 7.70	$ 15.42
10/31/02	$ 8.00	$ 7.97	$ 7.83	$ 15.63
Distribution Information: Six Months:
Income Dividends	$ .01	$ -	$ -	$ .01

Investment Class Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	449	of	823	55
3-Year	394	of	619	64
5-Year	387	of	457	85
10-Year	21	of	102	21

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder International Equity Fund - Class A(c) [] MSCI EAFE Index++

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,681	$5,009	$5,977	$15,518
	Average annual total return	-23.19%	-20.58%	-9.78%	4.49%
Class B(c)	Growth of $10,000	$7,842	$5,140	$6,073	$15,268
	Average annual total return	-21.58%	-19.89%	-9.49%	4.32%
Class C(c)	Growth of $10,000	$7,999	$5,141	$6,043	$15,112
	Average annual total return	-20.01%	-19.89%	-9.58%	4.22%
MSCI EAFE Index++	Growth of $10,000	$8,373	$6,036	$7,527	$12,172
	Average annual total return	-16.27%	-15.49%	-5.52%	1.98%

The growth of $10,000 is cumulative.

Growth of an Assumed $10,000 Investment*
[] Scudder International Equity Fund - Investment Class [] MSCI EAFE Index++

Yearly periods ended April 30

Comparative Results*
Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$8,139	$5,314	$6,341	$16,464
	Average annual total return	-18.61%	-19.00%	-8.71%	5.11%
MSCI EAFE Index++	Growth of $10,000	$8,373	$6,036	$7,527	$12,172
	Average annual total return	-16.27%	-15.49%	-5.52%	1.98%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursment, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 29, 2001 are derived from the historical performance of Investment Class shares of the International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 29, 2001 are derived from the historical performance of Investment Class shares of the Scudder International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Investment Class is not subject to sales charges.
++ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Equity Fund's performance and the market environment during the six-month period ended April 30, 2003.

Q: Will you provide an overview of the market environment for the six-month period ended April 30, 2003?

A: The key words we would use to describe the period are volatility and uncertainty. Markets have been extremely unforgiving; investors have been penalizing stocks heavily on the downside and conversely, they have been largely meager with upside praise. Even so, we believe that the global market environment is at a stage of maturity with this bear market. International markets began the six-month period positively in November - a continuation of the sharp rally that began in October, 2002, following one of the worst quarters for global equity performance in history. By the end of November 2002, as equity valuations began to look relatively full, equities began to consolidate. Uncertainty surrounding the potential for war in Iraq then began to weigh heavily on market sentiment, causing markets to sell off during January and February 2003. However, by the middle of March, as the success of the allies campaign in Iraq became clear, markets bottomed and were able to move upwards, culminating in a sharp uptick in April 2003.

There is, in our view, a distinction between the rally we witnessed at the beginning of the period and the one that occurred at the end. The November rally was characterized by a rebound of many securities, particularly technology and related stocks, that had become oversold. Many of the more speculative companies rose, most of which we did not hold in the portfolio for reasons of poor balance sheets or unsustainable business models. These were companies in which, in many cases, the level of equity had been overshadowed by debt burdens, which left them highly sensitive to any positive change in assumptions.

The rally which commenced in mid-March 2003, gained momentum on the basis of better fundamental news. While the macroeconomic environment remained unclear, analysis of equity performance suggested that there were other factors coming into play. One such factor is the improvement seen in cash-flow generation. As companies have regained control over this key variable, corporate bond spreads have sustained a rally, causing a sharp contraction in credit spreads. Moreover, first quarter earnings results were generally good despite the subdued global economic environment. The US dollar has continued to weaken, sustaining a downward path. The resulting euro rally continued to put pressure on European exporters.

Asia was the one bright spot in the global growth outlook but expectations for 2003 growth have been coming down sharply in the wake of the SARS outbreak.

Q: What was the performance of Scudder International Equity Fund against this six-month backdrop?

A: Within this clearly tempestuous, albeit marginally improving, environment, Scudder International Equity Fund returned -1.19% (Class A shares unadjusted for sales charges) for the semiannual period ended April 30, 2003, compared with the MSCI EAFE Index, which returned 1.81% for the period.1 (Please see pages 3 and 6 for the performance of other share classes.)Within this clearly tempestuous, albeit marginally improving, environment, Scudder International Equity Fund returned -.68% (Institutional Shares Class I) for the semiannual period ended April 30, 2003, compared with the MSCI EAFE Index, which returned 1.81% for the period. (Please see pages 3 and 6 for the performance of other share classes.)

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) is an unmanaged, capitalization-weighted, US-dollar-denominated measure of stock markets in Europe, Australasia and the Far East. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.

The underperformance for the period stems primarily from poor performance by a handful of our holdings within the financials and consumer discretionary sectors. We remained underweight in financials during the period, which in itself did not hurt the fund, but stock selection was poor. Specifically, ING, the Dutch insurer and bank, was impacted by Ahold contagion as it had exposure to Ahold through its debt and equity portfolios. Ahold announced in February 2003, that it had overstated its 2001 and 2002 earnings by at least $500 million, and the SEC is now investigating Ahold's US food service unit for possible fraud. We have since sold this holding.

Swiss Re also hurt performance during the period when it cut its dividend in February 2003 for the first time in 106 years. This caused a shock in the market, as the company is perceived to be one of the strongest insurance companies. Even so, the company retains an AAA credit rating and has since rebounded.

The other primary reason for the fund's underperformance for the period was Sony, a stock that fell sharply in April 2003. Sony announced very poor first-quarter results as numbers within the electronics division came in below expectations, which suggested that the business has structural problems. The company also indicated that additional large-scale restructuring is needed to put the company in a winning position, implying that the 2002 restructuring did not work. While the outlook for games is still good, with strong performance from Playstation 2 games, in our opinion it is likely that the company's overall value could decline due to higher research and development costs during 2003. We are gradually terminating this position.

Q: What were the primary contributors to performance during the six-month period?

A: The telecommunications sector remained one of the better-performing sectors during the period ended April 30, 2003. The fund benefited from strong stock selection within the sector in companies such as Vodafone Group and Telefonica. Vodafone has been successful on several fronts, including increased revenue and improved margin expansion, and has become a strong market leader. In October 2002, Vodafone launched the "Vodafone Live" service backed up by a strong and well-received advertising campaign which has borne fruit. During the period ended April 30, 2003, we added to the company on weakness, as it continues to meet its sales targets and remains a dominant player in the market. Telefonica performed well in response to solid 2002 results and continued positive sentiment from Brazil. Telefonica's domestic businesses remain cash generative due to the company's strong positioning in Spain. Risks remain from the company's Latin American exposure; however, we added to the stock, as we believe this risk to be more than discounted in the value, while the company continues to have a strong cash-flow business with a solid balance sheet and attractive growth prospects.

Not all financials holdings detracted from performance. For example, Royal Bank of Scotland Group was a strong contributor. This company raised its pretax profit when subsidiaries Direct Line and Citizens Bank produced good results. This re-emphasized the positive impact of the group's diversified growth profile. The company continues to be very cash generative and maintains a position of free cash flow even after all the demands on this cash have been met. We believe the franchise is superior, and the company continues to be able to deliver resilient growth numbers.

Q: What do you recommend that shareholders keep in mind in the months ahead?

A: One of the risks we see is from the strengthening euro. This strengthening has been a result of US dollar weakness and not European economic strength, and the true cost to the European economies is unlikely to have been seen as yet. Elsewhere, SARS took a modest toll on the outlook for the one area of strong global growth, Asia. Economic forecasts for Asia have fallen as economic activity, particularly retail sales in Hong Kong, were negatively impacted. However, this could lead to greater openness and transparency from China, which would be a positive.

Against this poor economic backdrop, investing remains challenging, especially in the context of the strong rally we have had more recently. Within this environment, we continue to search for stocks that have proven profitability and growth over the cycle as a whole as well as the ability to deliver top-line growth in a low-growth environment. In this search, we utilize our substantial team of more than 100 global sector analysts adhering closely to our CFROI valuation methodology, cash-flow return on investment (CFROI), in an attempt to identify the intrinsic value in companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographic Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

United Kingdom	26%	26%
Japan	15%	18%
France	15%	13%
Switzerland	12%	12%
Germany	8%	6%
Netherlands	5%	6%
Finland	3%	2%
Italy	3%	4%
Spain	2%	3%
Other	11%	10%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Financials	22%	17%
Telecommunication Services	12%	8%
Health Care	12%	14%
Energy	11%	13%
Consumer Staples	10%	9%
Industrials	9%	10%
Consumer Discretionary	9%	15%
Information Technology	7%	6%
Materials	4%	4%
Other	4%	4%
	100%	100%

Geographic and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (29.2% of Portfolio)
1. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.6%
2. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.6%
3. Total SA Producer of oil and natural gas	France	3.6%
4. Nestle SA Producer and seller of food products	Switzerland	3.2%
5. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	2.7%
6. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.7%
7. Shell Transport & Trading Co. PLC Provider of oil and gas	United Kingdom	2.5%
8. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	2.5%
9. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	2.4%
10. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investment in the Portfolio, at value	$ 343,873,295
Receivable for Fund shares sold	725,053
Other assets	48,651
Total assets	344,646,999
Liabilities
Payable for Fund shares redeemed	929,299
Payable for shares of beneficial interest subscribed	105,007
Other accrued expenses and payables	388,745
Total liabilities	1,423,051
Net assets, at value	$ 343,223,948
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(314,764)
Net unrealized appreciation (depreciation) on investment and foreign currency transactions	5,131,389
Accumulated net realized gain (loss)	(448,000,163)
Paid-in capital	786,407,486
Net assets, at value	$ 343,223,948

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($10,362,790 / 1,311,883 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 7.90
Maximum offering price per share (100 / 94.25 of $7.90)	$ 8.38
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($368,372 / 46,955 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 7.85
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($106,481 / 13,827 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 7.70
Maximum offering price per share (100 / 99.00 of $7.70)	$ 7.78
Investment Class Net Asset Value, offering and redemption price per share ($332,386,305 / 21,550,130 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 15.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Total investment income allocated from the International Equity Portfolio: Dividends (net of foreign taxes withheld of $712,200)	$ 3,937,335
Interest	4,375
Securities lending income	69,224
Expenses(a)	(1,314,108)
Net investment income (loss) allocated from the International Equity Portfolio	2,696,826
Expenses: Administrator service fee	1,582,305
Distribution and shareholder servicing fee	8,690
Registration fees	11,722
Reports to shareholders	62,791
Legal	747
Auditing	15,003
Trustees' fees and expenses	2,524
Other	4,733
Total expenses, before expense reductions	1,688,515
Expense reductions	(202,880)
Total expenses, after expense reductions	1,485,635
Net investment income (loss)	1,211,191
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(33,037,877)
Futures	(178,473)
Foreign currency related transactions	2,377,802
(30,838,548)
Net unrealized appreciation (depreciation) during the period on investment and foreign currency related transactions	22,850,127
Net gain (loss) on investment transactions	(7,988,421)
Net increase (decrease) in net assets resulting from operations	$ (6,777,230)

a For the six months ended April 30, 2003, the International Equity Portfolio waived fees in the amount of $235,772 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
Operations: Net investment income (loss)	$ 1,211,191	$ 2,138,268
Net realized gain (loss) on investment transactions	(30,838,548)	(77,376,487)
Net unrealized appreciation (depreciation) on investment transactions during the period	22,850,127	17,853,511
Net increase (decrease) in net assets resulting from operations	(6,777,230)	(57,384,708)
Distributions to shareholders from: Net investment income: Class A	(3,122)	(12,504)
Class B	-	(578)
Class C	-	(383)
Investment Class	(251,674)	(565,008)
Fund share transactions: Proceeds from shares sold	109,999,475	1,804,176,102
Reinvestment of distributions	200,037	478,124
Cost of shares redeemed	(183,241,352)	(2,148,917,915)
Net increase (decrease) in net assets from Fund share transactions	(73,041,840)	(344,263,689)
Increase (decrease) in net assets	(80,073,866)	(402,226,870)
Net assets at beginning of period	423,297,814	825,524,684
Net assets at end of period (including accumulated distributions in excess of net investment income of $314,764 and $1,271,159, respectively)	$ 343,223,948	$ 423,297,814

The accompanying notes are an integral part of the financial statements.

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.00	$ 9.28	$ 11.05
Income (loss) from investment operations: Net investment income (loss)	.03[c]	.03[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.12)	(1.30)	(1.76)
Total from investment operations	(.09)	(1.27)	(1.77)
Less distributions from: Net investment income	(.01)	(.01)	-
Total distributions	(.01)	(.01)	-
Net asset value, end of period	$ 7.90	$ 8.00	$ 9.28
Total Return (%)[d,e]	(1.19)**	(13.68)	(16.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5	9
Ratio of expenses before expense reductions, including expenses of the International Equity Portfolio (%)	1.98*	1.94	1.73*
Ratio of expenses after expense reductions, including expenses of the International Equity Portfolio (%)	1.50*	1.50	1.50*
Ratio of net investment income (loss) (%)	.65*	.34	(.44)*
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period June 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.97	$ 9.33	$ 11.13
Income (loss) from investment operations: Net investment income (loss)	(.01)[c]	(.04)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	(.11)	(1.31)	(1.76)
Total from investment operations	(.12)	(1.35)	(1.80)
Less distributions from: Net investment income	-	(.01)	-
Total distributions	-	(.01)	-
Net asset value, end of period	$ 7.85	$ 7.97	$ 9.33
Total Return (%)[d,e]	(1.51)**	(14.35)	(16.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.4	.4
Ratio of expenses before expense reductions, including expenses of the International Equity Portfolio (%)	2.73*	2.69	2.48*
Ratio of expenses after expense reductions, including expenses of the International Equity Portfolio (%)	2.25*	2.25	2.25*
Ratio of net investment income (loss) (%)	(.10)*	(.41)	(1.19)*
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period June 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.83	$ 9.15	$ 10.92
Income (loss) from investment operations: Net investment income (loss)	(.01)[c]	(.04)[c]	(.09)
Net realized and unrealized gain (loss) on investment transactions	(.12)	(1.27)	(1.68)
Total from investment operations	(.13)	(1.31)	(1.77)
Less distributions from: Net investment income	-	(.01)	-
Total distributions	-	(.01)	-
Net asset value, end of period	$ 7.70	$ 7.83	$ 9.15
Total Return (%)[d,e]	(1.66)**	(14.20)	(16.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.3
Ratio of expenses before expense reductions, including expenses of the International Equity Portfolio (%)	2.73*	2.69	2.48*
Ratio of expenses after expense reductions, including expenses of the International Equity Portfolio (%)	2.25*	2.25	2.25*
Ratio of net investment income (loss) (%)	(.10)*	(.41)	(1.19)*
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period June 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Investment Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999[b]	1999[c]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.63	$ 18.14	$ 25.55	$ 25.33	$ 24.22	$ 20.68	$ 22.13
Income (loss) from investment operations:
Net investment income (loss)	.05[d]	.06[d]	.08	(.02)	(.02)	.04	.02
Net realized and unrealized gain (loss) on investment transactions	(.25)	(2.56)	(7.28)	.24	1.13	3.56	(.87)
Total from investment operations	(.20)	(2.50)	(7.20)	.22	1.11	3.60	(.85)
Less distributions from: Net investment income	(.01)	(.01)	-	-	-	(.06)	(.01)
Net realized gains	-	-	(.21)	-	-	-	(.59)
Total distributions	(.01)	(.01)	(.21)	-	-	(.06)	(.60)
Net asset value, end of period	$ 15.42	$ 15.63	$ 18.14	$ 25.55	$ 25.33	$ 24.22	$ 20.68
Total Return (%)[e]	(1.22)**	(13.78)	(28.38)	.83	4.63**	17.35	(3.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	332	418	815	2,128	1,914	1,851	1,252
Ratio of expenses before expense reductions, including expenses of the International Equity Portfolio (%)	1.73*	1.69	1.68	1.67	1.70*	1.66	1.70
Ratio of expenses after expense reductions, including expenses of the International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50*	1.50	1.50
Ratio of net investment income (loss) (%)	.65*	.34	.24	(.07)	(.93)*	.19	.61
[a] For the six months ended April 30, 2003 (Unaudited).
[b] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[c] For the years ended September 30.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

International Equity Fund ("Scudder International Equity Fund" or the "Fund"), a diversified series of the BT Investment Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On April 30, 2003, the Fund owned approximately 64% of the International Equity Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Certain detailed information for the Class A, B, C is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $417,162,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($1,135,000), October 31, 2008 ($2,535,000), October 31, 2009 ($328,322,000) and October 31, 2010 ($85,170,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (417,162,000)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 578,473

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that Fund or class, while expenses which are attributed to the Trust or all classes within the Fund are allocated based on their respective net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the six months ended April 30, 2003, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B Shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses of the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Administrator Service Fee waived by ICCC	Unpaid at April 30, 2003
Class A	$ 21,294	$ 9,028	$ 3,808
Class B	1,604	670	444
Class C	459	192	181
Investment Class	1,558,948	192,990	250,850
	$ 1,582,305	$ 202,880	$ 255,283

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 6,263	$ 1,732
Class B	1,415	224
Class C	405	6
	$ 8,083	$ 1,962

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class B	$ 472	$ 104.25%
Class C	135	23.25%
	$ 607	$ 127

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003 aggregated $363. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $2,940 and none, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2003, SDI received $95.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	815,893	$ 6,371,454	14,947,222	$ 134,579,740
Class B	5,181	40,716	21,110	189,453
Class C	4,438	33,257	3,459	28,048
Investment Class	6,764,396	103,554,048	95,544,886	1,669,378,861
		$ 109,999,475		$ 1,804,176,102
Shares issued to shareholders in reinvestment of distributions
Class A	288	$ 2,311	1,212	$ 11,608
Class B	-	-	59	571
Class C	-	-	41	383
Investment Class	12,651	197,726	24,843	465,562
		$ 200,037		$ 478,124
Shares redeemed
Class A	(160,116)	$ (1,280,557)	(15,315,568)	$ (138,828,144)
Class B	(8,617)	(66,472)	(13,643)	(123,939)
Class C	(6,648)	(51,584)	(23,859)	(218,186)
Investment Class	(11,936,230)	(181,842,739)	(113,799,709)	(2,009,747,646)
		$ (183,241,352)		$ (2,148,917,915)
Net increase (decrease)
Class A	656,065	$ 5,093,208	(367,134)	$ (4,236,796)
Class B	(3,436)	(25,756)	7,526	66,085
Class C	(2,210)	(18,327)	(20,359)	(189,755)
Investment Class	(5,159,183)	(78,090,965)	(18,229,980)	(339,903,223)
		$ (73,041,840)		$ (344,263,689)

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 99.1%
Australia 1.2%
Telstra Corp., Ltd.	1,025,990	2,702,012
Westpac Banking Corp., Ltd.	371,200	3,694,369
		6,396,381
Belgium 0.9%
Dexia	363,000	4,160,461
Fortis*	41,045	688,926
		4,849,387
Brazil 0.5%
Companhia Vale do Rio Doce (ADR)	89,100	2,491,236
Canada 1.7%
Bank of Nova Scotia*	72,900	2,835,000
Royal Bank of Canada	86,168	3,591,835
Sun Life Financial Services of Canada*	129,500	2,658,424
		9,085,259
Finland 3.4%
Nokia Oyj	851,878	14,412,555
Stora Enso Oyj "R" (b)	344,660	3,746,400
		18,158,955
France 14.6%
Autoroutes du Sud de la France*	149,397	4,084,814
Aventis SA	209,357	10,633,070
BNP Paribas SA	168,171	7,893,775
Bouygues SA	55,600	1,360,128
Compagnie de Saint-Gobain*	51,600	1,786,306
France Telecom SA	209,100	4,830,463
Groupe Danone	71,355	10,097,364
Lafarge SA	60,000	4,030,994
Orange SA* (b)	476,385	3,817,217
Schneider Electric SA	195,976	9,277,648
Total SA	142,672	18,708,587
		76,520,366
Germany 7.3%
BASF AG (b)	121,200	5,363,029
Bayerische Motoren Werke AG	32,700	1,091,147
Deutsche Telekom AG (Registered)	868,599	11,612,895
E.ON AG (b)	215,969	10,243,414
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,800	1,174,657
SAP AG	13,400	1,362,346
Siemens AG	147,800	7,307,057
		38,154,545
Hong Kong 0.3%
CNOOC Ltd.	1,156,000	1,519,288
India 0.4%
Infosys Technologies Ltd.	14,500	855,391
NIIT Ltd.	50	131
Ranbaxy Laboratories Ltd.	87,816	1,250,142
		2,105,664
Ireland 0.5%
Bank of Ireland	204,100	2,494,144
Italy 3.0%
Assicurazioni Generali SpA	47,700	1,096,072
Eni SpA (b)	549,204	7,826,885
Telecom Italia Mobile SpA (b)	361,100	1,700,608
UniCredito Italiano SpA (b)	1,184,796	5,183,153
		15,806,718
Japan 14.6%
Bridgestone Corp.	545,000	6,183,003
Canon, Inc.	232,000	9,376,488
Fuji Photo Film Co., Ltd.	265,000	6,754,989
Honda Motor Co., Ltd.	66,775	2,211,649
Kao Corp.	211,000	3,848,105
KDDI Corp. (b)	876	2,658,997
Mitsubishi Corp.	1,341,000	7,972,237
Mitsui & Co., Ltd. (b)	1,079,000	5,111,815
Mitsui Fudosan Co., Ltd.	649,000	3,493,694
Nippon Telegraph & Telephone Corp.	538	1,885,662
Nissan Motor Co., Ltd.	404,453	3,103,090
Nomura Holdings, Inc.	675,855	6,692,812
Sony Corp.	86,500	2,103,388
Takeda Chemical Industries, Ltd.	128,000	4,690,257
Toyota Motor Corp.	369,800	8,372,128
Yamanouchi Pharmaceutical Co., Ltd.	82,000	2,069,596
		76,527,910
Korea 1.5%
KT Corp.	51,000	2,094,568
Samsung Electronics Co., Ltd.	22,200	5,572,840
		7,667,408
Mexico 0.8%
Grupo Financiero BBVA Bancomer SA de CV "B"* (b)	4,797,300	4,171,768
Netherlands 5.3%
ASML Holding NV*	366,800	3,168,361
DSM NV	66,900	2,926,689
Koninklijke (Royal) Philips Electronics NV	273,500	5,088,119
Reed Elsevier NV	438,680	4,993,584
TPG NV (b)	201,905	3,150,058
Unilever NV	92,400	5,821,036
VNU NV	96,825	2,809,475
		27,957,322
New Zealand 0.4%
Telecom Corp. of New Zealand Ltd.	718,900	1,926,139
Russia 0.9%
LUKOIL (ADR) (b)	44,900	3,098,100
Vimpel-Communications SP (ADR)* (b)	43,100	1,717,966
		4,816,066
Spain 2.3%
Banco Popular Espanol SA (b)	65,848	3,192,249
Telefonica SA*	819,183	9,059,805
		12,252,054
Sweden 1.9%
Sandvik AB	200,470	5,097,713
Skandinaviska Enskilda Banken "A"	262,500	2,727,790
Telefonaktiebolaget LM Ericsson "B"*	2,201,800	2,005,380
		9,830,883
Switzerland 11.6%
Converium Holding AG*	37,300	1,684,454
Nestle SA (Registered) (b)	82,249	16,767,565
Novartis AG (Registered)	330,892	13,052,217
Roche Holding AG (b)	106,300	6,763,762
Swiss Re (Registered)	156,685	10,235,413
Syngenta AG	59,437	3,067,603
UBS AG (Registered)	201,093	9,540,909
		61,111,923
United Kingdom 26.0%
AstraZeneca PLC	321,214	12,603,493
BAA PLC	436,018	3,365,864
BHP Billiton PLC	459,760	2,351,398
BP PLC	1,967,338	12,467,148
British Sky Broadcasting Group PLC*	343,995	3,565,390
GlaxoSmithKline PLC	531,502	10,652,398
HBOS PLC	408,802	4,789,189
Hilton Group PLC	200,802	491,026
HSBC Holdings PLC	1,286,374	14,093,526
National Grid Transco PLC	696,319	4,573,988
Reckitt Benkiser PLC	159,100	2,805,999
Royal Bank of Scotland Group PLC	730,449	19,157,703
Scottish & Southern Energy PLC	499,638	5,134,656
Shell Transport & Trading Co., PLC	2,184,659	13,084,895
Tesco PLC	2,767,274	8,757,140
Vodafone Group PLC	9,541,301	18,833,000
		136,726,813
Total Common Stocks (Cost $496,514,301)		520,570,229

Preferred Stocks 0.9%
Germany
Henkel KGaA (b) (Cost $4,059,001)	71,185	4,583,832
Total Investment Portfolio - 100.0% (Cost $500,573,302) (a)		525,154,061

* Non-income producing security.
(a) The cost for federal income tax purposes was $518,400,469. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $6,753,592. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,870,399 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,116,807.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2003 amounted to $34,432,970 which is 6.6% of the Portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $500,573,302)	$ 525,154,061
Collateral received for securities on loan	36,235,963
Cash	7,544,878
Foreign currency, at value (cost $422,830)	428,192
Receivable for investments sold	12,961,384
Dividends receivable	2,518,776
Receivable for shares of beneficial interest subscribed	105,007
Receivable for foreign taxes withheld	1,392,488
Unrealized appreciation on forward currency exchange contracts	945,095
Receivable for securities lending income	44,783
Total assets	587,330,627
Liabilities
Payable for securities purchased	8,182,651
Payable for collateral under securities lending agreements	36,235,963
Unrealized depreciation on forward currency exchange contracts	465,256
Accrued advisory fee	331,865
Other accrued expenses and payables	417,001
Total liabilities	45,632,736
Net assets, at value	$ 541,697,891

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,120,567)	$ 6,213,467
Interest	6,820
Securities lending income	109,437
Total Income	6,329,724
Expenses: Investment advisory fee	1,898,362
Administrator service fees	438,085
Auditing	26,087
Legal fees	1,768
Trustees' fees and expenses	11,683
Other	52,666
Total expenses, before expense reductions	2,428,651
Expense reductions	(369,688)
Total expenses, after expense reductions	2,058,963
Net investment income (loss)	4,270,761
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(51,722,174)
Futures	(278,864)
Foreign currency related transactions	3,716,803
(48,284,235)
Net unrealized appreciation (depreciation) during the period on:
Investments	38,912,935
Foreign currency related transactions	(1,140,543)
37,772,392
Net gain (loss) on investment transactions	(10,511,843)
Net increase (decrease) in net assets resulting from operations	$ (6,241,082)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
Operations: Net investment income (loss)	$ 4,270,761	$ 11,705,753
Net realized gain (loss) on investment transactions	(48,284,235)	(124,108,774)
Net unrealized appreciation (depreciation) on investment transactions during the period	37,772,392	34,555,807
Net increase (decrease) in net assets resulting from operations	(6,241,082)	(77,847,214)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	195,108,800	2,244,844,525
Value of capital withdrawn	(314,474,087)	(2,831,084,834)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(119,365,287)	(586,240,309)
Increase (decrease) in net assets	(125,606,369)	(664,087,523)
Net assets at beginning of period	667,304,260	1,331,391,783
Net assets at end of period	$ 541,697,891	$ 667,304,260

The accompanying notes are an integral part of the financial statements.

Years Ended October 31,	2003[a]	2002	2001	2000	1999[b]	1999[c]	1998[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	542	667	1,331	2,961	3,017	2,898	1,832
Ratio of expenses before expense reductions (%)	.83*	.80	.80	.80	.83*	.80	.81
Ratio of expenses after expense reductions (%)	.70*	.70	.70	.70	.70*	.70	.66
Ratio of net investment income (loss) (%)	1.47*	1.14	1.05	.74	(.13)*	1.00	1.52
Portfolio turnover rate (%)	114*	179	137	140	5	106	65
Total Investment Return (%)[d]	(.42)**	(13.03)	-	-	-	-	-
[a] For the six months ended April 30, 2003 (Unaudited).
[b] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[c] For the years ended September 30.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Daily Assets Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $326,823,572 and $437,332,684, respectively.

C. Related Parties

Scudder Investments, is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio. The Advisor pays DeAMIS out of its fees. The Advisor waives a portion of its advisory fee equivalent to the advisory fees charged by affiliated money market funds on assets invested in those money market funds.

Accordingly, for the six months ended April 30, 2003, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $369,688 and the amount imposed aggregated $1,528,674, which was equivalent to an annual effective rate of 0.52% of the Portfolio's average net assets.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2003, the Administrator Service Fee aggregated $438,085, of which $383,467 is unpaid at April 30, 2003.

For the six months ended April 30, 2003 the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Deutsche Bank Trust Company Americas ("DBT Co."), an affiliate of the Portfolio's Advisor and Administrator, serves as the Portfolio's custodian.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments

The Portfolio had the following open forward foreign currency exchange contracts at April 30, 2003:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
EUR	1,488,699	NOK	11,700,000	7/31/2003	205
USD	21,091,625	EUR	19,214,380	7/31/2003	285,239
USD	18,189,977	AUD	29,742,110	7/31/2003	248,648
USD	10,072,754	SEK	83,870,790	7/31/2003	122,877
USD	17,358,151	GBP	10,967,603	7/31/2003	70,024
USD	5,184,724	CHF	7,080,000	7/31/2003	48,479
USD	4,863,164	CHF	6,630,000	7/31/2003	37,420
USD	6,559,490	GBP	4,150,000	7/31/2003	35,108
USD	2,933,964	AUD	4,780,000	7/31/2003	29,398
USD	2,597,416	EUR	2,360,000	7/31/2003	28,190
USD	1,676,832	NOK	12,024,560	7/31/2003	25,568
USD	1,463,931	NZD	2,660,000	7/31/2003	8,153
USD	40,851	NZD	74,655	7/31/2003	464
GBP	857,740	USD	1,375,000	5/16/2003	5,322
					945,095
	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
AUD	2,930,353	JPY	215,000,000	7/31/2003	(7,906)
AUD	10,000,000	USD	6,103,760	7/31/2003	(95,741)
EUR	5,900,000	GBP	4,118,495	7/31/2003	(19,482)
EUR	6,600,000	USD	7,233,039	7/31/2003	(109,759)
JPY	159,154,450	USD	1,330,000	7/31/2003	(8,946)
JPY	211,154,000	AUD	2,840,000	7/31/2003	(15,753)
JPY	1,100,000,000	USD	9,224,319	7/31/2003	(29,839)
JPY	1,948,235,600	USD	16,282,924	7/31/2003	(107,329)
KRW	4,926,334,800	USD	4,012,000	7/31/2003	(14,099)
NOK	12,286,560	EUR	1,560,000	7/31/2003	(3,923)
NOK	11,000,000	USD	1,539,053	7/31/2003	(18,292)
SGD	6,001,967	USD	3,380,000	7/31/2003	(5,396)
SGD	33,938,992	USD	19,120,559	7/31/2003	(22,649)
USD	1,504,440	EUR	1,350,000	7/31/2003	(2,504)
USD	1,489,408	GBP	935,000	7/31/2003	(3,638)
					(465,256)

Currency Abbreviation
SEK	Swedish Krona	EUR	Euro	CHF	Swiss Franc
SGD	Singapore Dollar	JPY	Japanese Yen	NOK	Norweign Krona
GBP	British Pound	AUD	Australian Dollar	NZD	New Zealand Dollar
KRW	Korean Won	USD	United States Dollar

E. Securities Lending

The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan and 105 percent of the value of international securities on loan. The Portfolio may invest the cash collateral in an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Portfolio or the borrower may terminate the loan.

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility with JP Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Trustees of the Portfolio approved changing the Portfolio's custodian to State Street Bank and Trust Company ("State Street") at Board meetings held on February 24, 2003 and March 27, 2003. Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Portfolio's Advisor and Administrator, currently serves as the custodian to the Portfolio. The Portfolio's assets will be transitioned to State Street at a later date.

In connection with the transaction the Board on January 13, 2003 approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of security lending services for the Portfolio, subject to oversight by Deutsche. At a later date, Deutsche Asset Management will make recommendations to the Portfolio's Board regarding its security lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Portfolio.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Auditors

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Equity Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder International Equity Portfolio

By:                                 /s/Richard T. Hale
                                    ----------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ----------------------------------